Exhibit 10.2
Execution Version
REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 7, 2026, is by and among Femasys Inc., a Delaware corporation (the “Company”), and the undersigned Purchasers (each, a “Purchaser,” and collectively, the “Purchasers”).

RECITALS

A.     In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of August 7, 2026 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Purchaser (i) shares of Common Stock or Pre-Funded Warrants, and (ii) Common Warrants (each as defined in the Securities Purchase Agreement).

B.      To induce the Purchasers to consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1.           Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

“Effective Date” means the date that a Registration Statement has been declared effective by the SEC.

“Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of (A) the thirtieth (30th) calendar day (or, in the event the SEC reviews and has written comments to the initial Registration Statement, the ninetieth (90th) calendar day; provided, however, if the Company uses commercially reasonable efforts to resolve such comments, the deadline shall be extended to such time as such comments are resolved) following the Filing Deadline, and (B) the fourth (4th) Business Day after the date the Company is notified (orally or in writing) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review, and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of (A) the thirtieth (30th) calendar day (or, in the event the SEC reviews and has written comments to such Registration Statement, the ninetieth (90th) calendar day; provided, however, if the Company uses commercially reasonable efforts to resolve such comments, the deadline shall be extended to such time as such comments are resolved) following the date on which the Company was required to file such additional Registration Statement, and (B) and the fourth (4th) Business Day after the date the Company is notified (orally or in writing) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business. If the SEC is closed for operations due to a government shutdown or lapse in appropriations, the Effectiveness Deadline shall be extended by the same amount of days that the SEC remains closed for operations.

“Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), as soon as practicable but in no event later than thirty (30) days following the Closing Date, and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, as soon as practicable and in no event later than the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement,

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means (i) the Shares of Common Stock issued or issuable to the Purchasers pursuant to the Securities Purchase Agreement (including any Shares issued upon exercise of the Pre-Funded Warrants), (ii) the Warrant Shares issuable upon exercise of the Common Warrants, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) and (ii) above as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the 1933 Act and such Registrable Securities have been disposed of by the Purchaser in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected Purchasers (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company).

“Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

“Required Registration Amount” means, as of any time of determination, 100% of the aggregate number of (i) Shares of Common Stock issued or issuable to the Purchasers pursuant to the Securities Purchase Agreement (including any Shares issuable upon exercise of the Pre-Funded Warrants, assuming for this purpose that all Pre-Funded Warrants are exercised in full without regard to any limitations on exercise set forth therein) and (ii) Warrant Shares issuable upon exercise of the Common Warrants (assuming for this purpose that all Common Warrants are exercised in full without taking into account any limitations on the exercise of the Warrants set forth therein), all subject to adjustment as provided in Section 2(c) and/or Section 2(d).

“Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration.

“Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Trading Day” means each day on which The Nasdaq Capital Market is open for trading.

“Transaction Documents” means, collectively, this Agreement, the Securities Purchase Agreement, the Pre-Funded Warrants, the Common Warrants, all exhibits and schedules hereto and thereto, and any other documents or agreements executed in connection with the transactions contemplated hereby

2.           Registration.

(a)      Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-3 covering the resale of all of the Registrable Securities, provided that such initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC; provided, further, that if Form S-3 is unavailable for such a registration, the Company shall use such other form as is required by Section 2(c). The Company shall use its commercially reasonable efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b)    Ineligibility to Use Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Purchasers and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available for use.

(c)      Sufficient Number of Shares Registered. In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or any Purchaser’s allocated portion of the Registrable Securities pursuant to Section 2(e), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount less any securities that are no longer Registrable Securities (as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement), in each case, as soon as practicable, and in any event not later than sixty (60) days after the necessity therefor arises. The Company shall use its commercially reasonable efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.75. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the Warrants (and such calculation shall assume the Warrants are exercisable in full into shares of Common Stock at the then prevailing Exercise Price (as defined in the Warrants)).

(d)     Effect of Failure to File any Registration Statement. If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (disregarding any reduction pursuant to Section 2(e)) and required to be filed by the Company pursuant to this Agreement is not filed with the SEC on or before the Filing Deadline for such Registration Statement (a “Filing Failure”) (it being understood that if the Company files a Registration Statement without affording each Purchaser the opportunity to review and comment on the same as required by Section 3(c) hereof, the Company shall be deemed to not have satisfied this clause (i) and such event shall be deemed to be a Filing Failure), then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the aggregate purchase price paid by such Purchaser for the Securities held by such Purchaser as of the Closing Date (1) on the date of such Filing Failure, and (2) on every thirty (30) day anniversary of the Filing Failure until such Filing Failure is cured. The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 2(d) are referred to herein as “Registration Delay Payments.”  Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure. In the event the Company fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payments shall be owed to a Purchaser (x) with respect to any period during which all of such Purchaser’s Registrable Securities may be sold by such Purchaser without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable), or (y) to the extent that a Filing Failure results from any government shutdown, or other circumstance beyond the Company’s reasonable control, for so long as such circumstance continues and the Company is using commercially reasonable efforts to file such Registration Statement as promptly as practicable.

(e)      Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC does not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Purchasers participating therein (or as otherwise may be acceptable to each Purchaser) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Purchasers until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Purchasers on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Purchaser) unless the inclusion of shares by a particular Purchaser or a particular set of Purchasers are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Purchaser or set of Purchasers shall be the only shares subject to reduction (and if by a set of Purchasers on a pro rata basis by such Purchasers or on such other basis as would result in the exclusion of the least number of shares by all such Purchasers); provided, that, with respect to such pro rata portion allocated to any Purchaser, such Purchaser may elect the allocation of such pro rata portion among the Registrable Securities of such Purchaser. In addition, in the event that the Staff or the SEC requires any Purchaser seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Purchaser does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Purchaser, until such time as the Staff or the SEC does not require such identification or until such Purchaser accepts such identification and the manner thereof. Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Securities Purchase Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Purchaser shall have the right to require, upon delivery of a written request to the Company signed by such Purchaser, the Company to file a registration statement within forty five (45) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by such Purchaser in a manner acceptable to such Purchaser, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by such Purchaser have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Purchaser or (ii) all Registrable Securities may be resold by such Purchaser without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) such Purchaser agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to such Purchaser as to all Registrable Securities held by such Purchaser and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by any Purchaser multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Purchaser as contemplated above).

(f)      Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time such Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that a Purchaser sells or otherwise transfers any of such Purchaser’s Registrable Securities, each transferee or assignee (as the case may be) that becomes a Purchaser shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor or assignee (as the case may be). Any Securities included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Purchasers, pro rata based on the number of Registrable Securities then held by such Purchasers which are covered by such Registration Statement.

(g)     Piggyback Registration. If at any time after the Closing Date the Company proposes to file a registration statement under the 1933 Act (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto) for its own account or for the account of any other securityholder of the Company, the Company shall give written notice of such proposed filing to each Purchaser at least five (5) Business Days before the anticipated filing date, and shall include in such registration statement all Registrable Securities that any Purchaser requests be included therein (by written notice to the Company within three (3) Business Days of receipt of the Company’s notice), subject to customary cutback provisions in the event of an underwritten offering where the managing underwriter advises that the number of securities to be included exceeds the amount that can be sold without materially and adversely affecting such offering, in which case the securities to be included in such registration shall be allocated (i) first, to the securities the Company proposes to sell for its own account, and (ii) second, pro rata among the Purchasers and any other holders of securities of the Company who have been granted piggyback registration rights, based on the number of Registrable Securities (or other registrable securities, as applicable) requested to be included by each such holder. The Company shall use its commercially reasonable efforts to cause the managing underwriter of any such underwritten offering to permit the Registrable Securities requested to be included in such registration statement to be included on the same terms and conditions as any similar securities of the Company included therein.

3.           Related Obligations.

The Company shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a)     The Company shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Purchasers on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earliest of (i) the date as of which all of the Purchasers may sell all of the Registrable Securities required to be covered by such Registration Statement (disregarding any reduction pursuant to Section 2(d)) without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Purchasers shall have sold all of the Registrable Securities covered by such Registration Statement  (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading, and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities. The Company shall submit to the SEC, within two (2) Business Days after the date that the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement (the “Acceleration Request Deadline”) to a time and date not later than two (2) Business Days after the submission of such request (but taking account of any Staff position with respect to the date on which the Staff will permit such request for acceleration to be filed with the SEC). The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, and in no event later than fifteen (15) days after the receipt of such comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective (the “Response Deadline”); provided, however, that if the SEC is closed for operations due to a government shutdown or lapse in appropriations, each of the Acceleration Request Deadline and the Response Deadline, as applicable, shall be extended by the same amount of days that the SEC remains closed for operations.

(b)    Subject to Section 3(k) of this Agreement, the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until the end of the Registration Period; provided, however, by the second (2nd) Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a Current Report on Form 8-K, an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)      The Company shall (A) permit legal counsel for the Purchasers to review and comment upon (i) each Registration Statement at least two (2) calendar days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and the Company shall consider any such comments in good faith.

(d)     The Company shall promptly furnish to each Purchaser whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, at least one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by a Purchaser, all exhibits and each preliminary prospectus, provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished.

(e)    The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Purchasers of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify legal counsel for each Purchaser who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)      The Company shall notify each Purchaser in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission and deliver one (1) copy of such supplement or amendment to each Purchaser, provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished. The Company shall also promptly notify each Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Purchaser by e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto (it being understood and agreed that the Company’s response to any such comments shall be delivered to the SEC no later than fifteen (15) Business Days after the receipt hereof).

(g)    The Company shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify each Purchaser who holds Registrable Securities of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)     The Company shall hold in confidence and not make any disclosure of information concerning any Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning any Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Purchaser and allow such Purchaser, at such Purchaser’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i)      The Company shall cooperate with the Purchasers who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Purchasers may reasonably request from time to time and registered in such names as the Purchasers may request.

(j)      Within three (3) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form acceptable to the Transfer Agent.

(k)      Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(r)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”), provided that the Company shall promptly notify the Purchasers in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Purchasers) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided, further, that, without the consent of holders of a majority of the Registrable Securities, (I) no Grace Period shall exceed twenty (20) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of sixty (60) days, (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the thirty (30) Trading Day period immediately following the Effective Date of such Registration Statement (provided, that such thirty (30) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which such Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Purchasers receive the notice referred to in clause (i) above and shall end on and include the later of the date the Purchasers receive the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

4.           Obligations of the Purchasers.

(a)     At least three (3) Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Purchaser in writing of the information the Company requires from each such Purchaser with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request within one (1) Business Day of such notice.

(b)    Each Purchaser, by such Purchaser’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from such Registration Statement.

(c)      Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c) and subject to applicable law, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of any Purchaser in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which such Purchaser has entered into a contract for sale prior to the Purchaser’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which such Purchaser has not yet settled.

5.           Expenses of Registration.

Except as provided above, all reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Company shall be paid by the Company. In no event shall the Company be responsible for any broker or similar commissions of any Purchaser or, except to the extent expressly provided for in the Transaction Documents, any legal fees or other costs of the Purchasers.

6.           Indemnification.

(a)      To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Purchaser and each of its directors, officers, stockholders, members, partners, employees, agents, advisors, representatives (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement and not corrected prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”); provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based upon such Purchaser’s gross negligence, willful misconduct or fraud or any untrue statement or omission contained in such prospectus or other document based upon written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement. Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Purchasers pursuant to Section 8.

(b)     In connection with any Registration Statement in which any Purchaser is participating, such Purchaser agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), such Purchaser will reimburse an Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Purchasers pursuant to Section 8.

(c)    Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be). The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d)    The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)    The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.           Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Purchaser from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Purchaser has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.           Assignment of Registration Rights.

Notwithstanding the foregoing, any Purchaser may, without the prior written consent of the Company, assign all or any portion of its rights under this Agreement to (A) any affiliate of such Purchaser, or (B) any other investment fund or account managed or advised by the investment manager who acts on behalf of such Purchaser (each, a “Permitted Assignee”), provided that (x) such Permitted Assignee acquires all the Registrable Securities to which such assigned rights relate and (y) such Permitted Assignee agrees in writing to be bound by all of the terms and conditions of this Agreement. All or any portion of the rights under this Agreement shall be, upon the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed), assignable by each Purchaser to any other transferee or assignee (as the case may be) of all or any portion of such Purchaser’s Registrable Securities or Warrants if: (i) such Purchaser agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and the Warrants (as the case may be); and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

9.           Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Purchaser and the Company; provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on any Purchaser without such Purchaser’s prior written consent (which may be granted or withheld in such Purchaser’s sole discretion); provided, further, that this Agreement may not be amended, modified or supplemented in any manner that would impose or result in any restriction, limitation or prohibition on short sales or other shorting activity by any Purchaser, except to the extent expressly provided in this Agreement as of the date hereof. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

10.          Miscellaneous.

(a)     Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Femasys Inc.
3950 Johns Creek Court, Suite 100
Suwanee, Georgia
Telephone: (770) 500-3910
Attention: Chief Financial Officer
E-Mail: ***

With a copy (for informational purposes only) to:

Dechert LLP
1095 Avenue of Americas
New York, New York 10036
Telephone: (212) 698-3616
Attention: David S. Rosenthal, Esq. or Anna Tomczyk, Esq.
E-Mail: ***

If to the Transfer Agent:

Broadridge
Telephone: (631) 786-2323
Attention: Samantha Farley
E-Mail: ***

If to a Purchaser, to its mailing address and/or email address set forth on the Schedule of Purchasers attached to the Securities Purchase Agreement.

With a copy (for informational purposes only) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
919 Third Avenue
New York, NY 10022
Telephone: 212-935-3000
Attention: Jeffrey Cohan, Esq.
E-mail: ***

(c)      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and each Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d)      All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)      If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)      This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Purchaser has entered into with the Company prior to the date hereof with respect to any prior investment made by such Purchaser in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any rights of or benefits to any Purchaser or any other Person in any agreement entered into prior to the date hereof between or among the Company and any Purchaser and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Company under any of the other Transaction Documents.

(g)     Subject to compliance with Section 8 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h)     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i)      This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile or electronic transmission (including DocuSign and similar) or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j)      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. Notwithstanding anything to the contrary set forth in Section 9, terms used in this Agreement but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in other Transaction Documents unless otherwise consented to in writing by each Purchaser.

(l)      All consents and other determinations required to be made by the Purchasers pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by holders of a majority of the Registrable Securities.

(m)    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)    The obligations of each Purchaser under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and any Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among Purchasers.

[signature page follows]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

FEMASYS INC.

By: /s/ Kathy Lee-Sepsick
Name: Kathy Lee-Sepsick
Title: President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

PURCHASERS:

PURCHASERS:

Nantahala Capital Partners Limited Partnership
By: Nantahala Capital Management, LLC, its General Partner

By: /s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

NCP RFM LP
By: Nantahala Capital Management, LLC, its Investment Manager

By: /s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Blackwell Partners LLC – Series A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager
By: Nantahala Capital Management, LLC, its Investment Manager

By: /s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Eastmain 2023 Fund LP, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC, its Investment Manager

By: /s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

[Signature Page to Registration Rights Agreement]

Pinehurst Partners, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Sub-Advisor

By: Nantahala Capital Management, LLC, its Sub-Advisor

By: /s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Rosalind Master Fund L.P.

By: /s/ Steven Salamon
Name: Steven Salamon
Title: President, Rosalind Advisors, Inc., adviser to Rosalind Master Fund L.P.

Lytton-Kambara Foundation

By: /s/ Laurence Lytton
Name: Laurence Lytton
Title: President

Empery Asset Master, LTD
By: Empery Asset Management, LP, its authorized agent

By: /s/ Brett S. Director
Name: Brett S. Director
Title: General Counsel of Empery Asset Management, LP

Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent

By: /s/ Brett S. Director
Name: Brett S. Director
Title: General Counsel of Empery Asset Management, LP

[Signature Page to Registration Rights Agreement]

Empery Tax Efficient III, LP
By: Empery Asset Management, LP, its authorized agent

By: /s/ Brett S. Director
Name: Brett S. Director
Title: General Counsel of Empery Asset Management, LP

The Hewlett Fund LP

By: /s/ Martin Chopp
Name: Martin Chopp
Title: General Partner

Funicular Fund, LP

By: /s/ Jacob Ma-Weaver
Name: Jacob Ma-Weaver
Title: Managing Member of the GP

Stonepine Capital, LP

By: /s/ Jon M. Plexico
Name: Jon M. Plexico
Title: Managing Member of the General Partner

Marc R. Schechter Revocable Trust

By: /s/ Marc Schechter
Name: Marc Schechter
Title: Trustee

Corsair Capital Partners, L.P.

By: /s/ Jay Petschek
Name: Jay Petschek
Title: Managing Member of the Investment Manager

[Signature Page to Registration Rights Agreement]

Corsair Capital Partners 100, L.P.

By: /s/ Jay Petschek
Name: Jay Petschek
Title: Managing Member of the Investment Manager

Corsair Capital Investors, Ltd.

By: /s/ Jay Petschek
Name: Jay Petschek
Title: Managing Member of the Investment Manager

Boothbay Absolute Return Strategies, LP
By: Kingsbrook Partners LP, by Limited Power of Attorney

By: /s/ Adam J. Chill
Name: Adam J. Chill
Title: Authorized Signatory

Kingsbrook Opportunities Master Fund LP
By: Kingsbrook Opportunities GP LLC, its General Partner

By: /s/ Adam J. Chill
Name: Adam J. Chill
Title: Managing Member

Creek Drive Capital Management LP

By: /s/ Steve El-Hage
Name: Steve El-Hage
Title: CFO, Creek Drive Capital Management LP

[Signature Page to Registration Rights Agreement]

Red Hook Fund LP

By: /s/ Mathew Lazarus
Name: Mathew Lazarus
Title: Managing Member

Brio Capital Master Fund Ltd.

By: /s/ Shaye Hirsch
Name: Shaye Hirsch
Title: Director

3i, LP

By: /s/ Maier J. Tarlow
Name: Maier J. Tarlow
Title: Manager

Intracoastal Capital LLC

By: /s/ Keith Goodman
Name: Keith Goodman
Title: Authorized Signatory

Pathfinder Asset Management Ltd.

By: /s/ Rob Ballard
Name: Rob Ballard
Title: Portfolio Manager

Alumni Capital LP

By: /s/ Ashkan Mapar
Name: Ashkan Mapar
Title: General Partner

Robert Forster

By: /s/ Robert Forster
Name: Robert Forster

[Signature Page to Registration Rights Agreement]

Pinz Capital Special Opportunities Fund, LP

By: /s/ Matthew Pinz
Name: Matthew Pinz
Title: Managing Member

Cedarview Opportunities Master Fund LP

By: /s/ Burton Weinstein
Name: Burton Weinstein
Title: Managing Partner

Warberg WF XIV LP

By: /s/ Jonathan Blumberg
Name: Jonathan Blumberg
Title: Manager

Warberg WF XIII LP

By: /s/ Jonathan Blumberg
Name: Jonathan Blumberg
Title: Manager

PoC Capital, LLC

By: /s/ Daron Evans
Name: Daron Evans
Title: Managing Director

Steve Glass

By: /s/ Steven T. Glass
Name: Steven T. Glass

Connective Capital Emerging Energy QP LP

By: /s/ Robert Romero
Name: Robert Romero
Title: CEO

[Signature Page to Registration Rights Agreement]

Connective Capital I QP LP

By: /s/ Robert Romero
Name: Robert Romero
Title: CEO

Rich Molinsky

By: /s/ Richard Molinsky
Name: Richard Molinsky

Kathy Lee-Sepsick

By: /s/ Kathy Lee-Sepsick
Name: Kathy Lee-Sepsick

Dov Elefant

By: /s/ Dov Elefant
Name: Dov Elefant

Megan Indeglia

By: /s/ Megan Indeglia
Name: Megan Indeglia
Title: VP Regulatory and Clinical Affairs

John Canning

By: /s/ John Canning
Name: John Canning

Benjamin Dings

By: /s/ Ben Dings
Name: Ben Dings

[Signature Page to Registration Rights Agreement]

Jeffrey Mifek

By: /s/ Jeffrey Mifek
Name: Jeffrey Mifek

Spencer Roeck

By: /s/ Spencer Roeck
Name: Spencer Roeck

Jeremy Sipos

By: /s/ Jeremy Sipos
Name: Jeremy Sipos

 [Signature Page to Registration Rights Agreement]